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                                   UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

      Date of report (Date of earliest event reported): January 16, 2007

                                  METLIFE, INC.
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        (Exact Name of Registrant as Specified in Its Charter)

         Delaware                  1-15787                     13-4075851
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(State or Other Jurisdiction      (Commission                  (IRS Employer
      of Incorporation)           File Number)               Identification No.)

 200 Park Avenue, New York, New York                    10166-0188
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(Address of Principal Executive Offices)                (Zip Code)

                                  212-578-2211
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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        (Former Name or Former Address, if Changed Since Last Report)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

    [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

    [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

    [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS;
APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

     On January 16, 2007, the Board of Directors (the "Board") of MetLife, Inc. (the "Company") elected R. Glenn Hubbard, Ph.D., and David Satcher, M.D., Ph.D., as directors of the Company, effective February 1, 2007. Mr. Hubbard was also appointed to serve on the Governance Committee and the Executive Committee of the Board, effective February 1, 2007. Mr. Satcher was also appointed to serve on the Governance Committee, the Executive Committee, the Public Responsibility Committee and the Sales Practices Compliance Committee of the Board, effective February 1, 2007. With the addition of Messrs.
Hubbard and Satcher, the Board will have 16 members.

     Messrs. Hubbard and Satcher will participate in the non-management director compensation arrangements described in the Company's 2006 proxy statement. Under the terms of those arrangements, each will receive an annual retainer of $225,000 per year, 50% of which will be paid in shares of the Company's common stock and 50% of which will be paid in cash. The retainer covers the period of Board service commencing at the Company's annual shareholders meeting and ending at its next annual shareholders meeting. For the period ending at the 2007 annual shareholders meeting, Messrs. Hubbard and Satcher will receive a prorated retainer to reflect the length of their service for such period.

     On January 16, 2007, the Company issued a press release regarding the election of Messrs. Hubbard and Satcher to the Board. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.01 REGULATION FD DISCLOSURE.

     On January 16, 2007, the Company issued a press release announcing the date of its 2007 annual shareholders meeting. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference. The press release is furnished and not filed pursuant to Instruction B.2 of Form 8-K.

ITEM 8.01 OTHER EVENTS.

     On January 18, 2007, the Company issued a press release announcing certain organizational changes, a copy of which is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

  (a)     Not applicable

  (b)     Not applicable

  (c)     Not applicable

  (d)     Exhibits.

     99.1 Press release of MetLife, Inc., dated January 16, 2007, announcing that R. Glenn Hubbard, Ph.D., and David Satcher, M.D., Ph.D., were elected to the Board.

     99.2 Press release of MetLife, Inc., dated January 16, 2007, announcing the date of its 2007 annual shareholders meeting.

     99.3 Press release of MetLife, Inc., dated January 18, 2007, announcing certain organizational changes.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 METLIFE, INC.

                                 By: /s/ Gwenn L. Carr
                                     -------------------------------------------
                                     Name:  Gwenn L. Carr
                                     Title: Senior Vice-President and Secretary

Date: January 22, 2007
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                                  EXHIBIT INDEX

 EXHIBIT
 NUMBER                                    EXHIBIT
--------                                   -------

99.1 Press release of MetLife, Inc., dated January 16, 2007, announcing that R. Glenn Hubbard, Ph.D., and David Satcher, M.D., Ph.D., were elected to the Board.

99.2 Press release of MetLife, Inc., dated January 16, 2007, announcing the date of its 2007 annual shareholders meeting.

99.3 Press release of MetLife, Inc., dated January 18, 2007, announcing certain organizational changes.